UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          London Pacific Group Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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          was paid  previously.  Identify  the previous  filing by  registration
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SEC 1913 (3-99)

                          LONDON PACIFIC GROUP LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                Channel Islands


                                 April 15, 2002


Dear ADR holder:

      You are cordially invited to attend the Annual General Meeting of Shareholders of London Pacific Group Limited to be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Tuesday, May 7, 2002, at 9:00 a.m. local time.

      Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

      As an ADR holder you are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on your behalf in accordance with your instructions. Whether or not you plan to attend the meeting, it is important that your interests be represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). In order for your proxy instructions to be valid, they must be received by The Bank of New York on or before April 30, 2002. You may revoke or amend your proxy for any reason provided that such change is received by The Bank of New York on or before April 30, 2002.

      Thank you for your interest in London Pacific Group Limited.

Sincerely,

/s/ Ronald W. Green

Ronald W. Green
Secretary

                                 [COMPANY LOGO]

                          LONDON PACIFIC GROUP LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                Channel Islands

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the ADR holders of London Pacific Group Limited:

      NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of London Pacific Group Limited (the "Company") will be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Tuesday, May 7, 2002, at 9:00 a.m. local time, for the following purposes:

Ordinary  Business
1. To receive the report of the directors and the financial statements for the year ended December 31, 2001, together with the report of the independent auditors thereon.

2. To approve the declaration of a final dividend of 5.0 cents per share gross on the Ordinary Shares (4.0 cents per ADR).

3.    To re-elect a director who is retiring by rotation.

4. To re-appoint PricewaterhouseCoopers as independent auditors of the Company and to authorize the directors to fix their remuneration.

Other Business
5.    To act on any other matters that may properly come before the meeting.

      The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgement.

      Holders of the Company's Ordinary Shares are entitled to twenty-one (21) clear days notice of, and to vote at, the Annual General Meeting and any adjournment thereof. Only ADR holders of record at the close of business on April 11, 2002 are entitled to notice of, to attend and to have their vote counted at the Annual General Meeting and any adjournment thereof. ADR holders are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on behalf of the ADR holders in accordance with their instructions. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). IN ORDER FOR YOUR PROXY INSTRUCTIONS TO BE VALID, THEY MUST BE RECEIVED BY THE BANK OF NEW YORK ON OR BEFORE APRIL 30, 2002. A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2001, which contains audited consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement. All ADR holders are cordially invited to attend the meeting.

By Order of the Board of Directors,

/s/ Ronald W. Green

Ronald W. Green
Secretary

April 15, 2002

                          LONDON PACIFIC GROUP LIMITED

                                PROXY STATEMENT

                        ABOUT THE ANNUAL GENERAL MEETING

General

      This Proxy Statement and the accompanying proxy card are being mailed to ADR holders of London Pacific Group Limited (the "Company") on or about April
15, 2002, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual General Meeting of Shareholders to be held on May 7, 2002 (the "Meeting"), or at any adjournments thereof. The Meeting will be held at 9:00 a.m. local time, at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands.

      The proxy card accompanying this Proxy Statement, which instructs The Bank of New York as ADR Depositary (the "ADR Depositary"), is solicited by the Board of Directors of the Company. ADRs represented by properly executed proxies received by the ADR Depositary in time for the Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares (representing ADRs) will be voted FOR the election of the nominee named in the proxy statement as director, and FOR the other proposals described therein. Any ADR holder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the ADR Depositary in writing, or by executing and delivering to the ADR Depositary a later dated proxy. However, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxy instructions, amendments or revocations must therefore be received by the ADR Depositary on or before April 30, 2002.

      The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be borne by the Company. In addition to soliciting by mail, directors, officers and employees of the Company, without receiving any additional compensation, may solicit proxies personally, by telephone or facsimile.

      Also enclosed herewith is a copy of the Annual Report to Shareholders of the Company for the year ended December 31, 2001.

Voting at the Annual General Meeting

      Holders of ADRs should complete and return the enclosed proxy card in accordance with the terms provided thereon not later than the close of business on April 30, 2002. The close of business on April 11, 2002 has been fixed as the record date for the determination of the holders entitled to give instructions of voting rights at the Meeting and any adjournment thereof. Under the depositary agreement between the Company and the ADR Depositary, the ADR Depositary shall not vote or attempt to exercise the right to vote that attaches to the Ordinary Shares other than in accordance with such instructions.

      Two shareholders present in person or by proxy and entitled to vote shall be a quorum for all purposes. If a quorum is present, directors are elected and all other matters are decided upon by a show of hands, unless before or upon the declaration of the results, a poll is demanded by the Chairman of the Meeting or by at least three shareholders or by one or more shareholders representing not less than one-tenth of the total voting rights of shareholders. If a poll is taken, every shareholder who is present in person by representative or proxy shall have one vote for every share of which he or she is the holder. Cumulative voting in the election of directors is not permitted.

      Proposals 1 to 4 which are described below are ordinary resolutions. Any other resolutions presented at the Meeting would be special resolutions. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The approval of a special resolution requires an affirmative vote of at least two-thirds of the votes cast at the Meeting. Accordingly, abstentions and broker non-votes will have no effect on any resolution voted on at the Meeting.

      As of March 18, 2002, there were 64,439,073 Ordinary Shares outstanding. Also as of that date, there were 19,982,833 ADRs outstanding, representing 19,982,833 of those Ordinary Shares or 31.0% of the Company's total outstanding shares. Each Ordinary Share carries one vote in a poll. Each ADR carries one vote indirectly through the Ordinary Share held by the ADR Depositary on the ADR holder's behalf.

      For the purposes of this Proxy Statement, the term "vote" shall refer to either a vote by a holder of Ordinary Shares or instructions to the ADR Depositary by a holder of ADRs.

         PROPOSAL 1 - REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS

      To receive the report of the directors and financial statements for the year ended December 31, 2001, together with the report of the independent auditors thereon.

      The Company's Articles of Association provide that each year the above shall be presented before a General Meeting of Shareholders. The Board of Directors recommends a vote FOR the acceptance of the report of the directors and financial statements for the year ended December 31, 2001, together with the report of the independent auditors thereon.

                  PROPOSAL 2 - DECLARATION OF A FINAL DIVIDEND

      To approve the declaration of a final dividend of 5.0 cents per share gross on the Ordinary Shares (4.0 cents per ADR).

      If this final dividend is approved,  the total  dividends for 2001 will be
16.0 cents per share gross on the Ordinary Shares (12.8 cents per ADR). An interim dividend of 11.0 cents per share gross on the Ordinary Shares (8.8 cents per ADR) was paid in September 2001.

      The combined interim and final dividend for each year in the previous seven years was 29.0 cents per share gross on the Ordinary Shares (23.2 cents per ADR). The Board of Directors is recommending a reduction in the total dividends for 2001 to a level which it believes is appropriate in terms of dividend yield and in view of the Company's requirement to conserve cash during the current period of market instability in order to meet the operating needs and growth opportunities of the business.

      The Board of Directors recommends a vote FOR the declaration of a final dividend of 5.0 cents per share gross on the Ordinary Shares (4.0 cents per ADR).

                       PROPOSAL 3 - ELECTION OF DIRECTOR

      To re-elect a director, Harold E. Hughes, Jr., who is retiring by rotation.

      The Company's Articles of Association provide that at each Annual General Meeting, one-third (or the number nearest to but not exceeding one-third) of the directors other than Arthur I. Trueger, who, as he is also the managing director of the Company, does not retire by rotation nor is counted in calculating the number of directors to retire by rotation, shall retire from office by rotation. Under the Company's Articles of Association, there shall be no less than three directors. The directors (other than Mr. Trueger) are elected to hold office until they are subject to retirement by rotation. Harold E. Hughes, Jr., the nominated director for 2002, has informed the Company that he is willing to serve as a director. No person other than a director retiring at the meeting shall, unless recommended by the Board of Directors, be eligible for election to the office of director at any Annual General Meeting unless not less than seven, nor more than twenty-eight (28) days, before the date appointed for the meeting, a notice in writing signed by a shareholder, and a notice in writing signed by that person of his willingness to be elected, has been left at the registered office of the Company in Jersey.

      The Board of Directors may appoint any person to be a director, either to fill a casual vacancy or as an additional director. Any director so appointed shall hold office only until the next Annual General Meeting and shall then be eligible for re-appointment, but shall not be taken into account in determining the directors who are to retire by rotation at such meeting.

     The following director, already being a member of the Board of Directors and eligible for re-election, retires by rotation and is nominated for re-election at this Annual General Meeting.

Harold E. Hughes, Jr.   Mr. Hughes,  age 56, has been a  non-executive  director
                        since  January  1987.  He  is  currently   President  of
                        eVineyard.com,  which he joined in 2001. Previously,  he
                        was Chairman of Pandesic Company,  an eCommerce software
                        supplier  owned  jointly by Intel  Corporation  and SAP,
                        from 1997 to 2000. Prior to Pandesic, he was employed by
                        Intel  Corporation  for 23 years,  during  which time he
                        held a number of positions in financial and  operational
                        management.  Mr.  Hughes  is a member  of the  Audit and
                        Business Development Committees.

      Subject to re-election, Mr. Hughes will be required to retire by rotation again at the Annual General Meeting in 2007, provided that no additional directors are appointed, or existing directors resign, before that time.

      The Board of Directors recommends a vote FOR the re-election of Harold E. Hughes, Jr. as a director.

                PROPOSAL 4 - APPOINTMENT OF INDEPENDENT AUDITORS

      To re-appoint PricewaterhouseCoopers as independent auditors of the Company for the year ended December 31, 2002 and to authorize the directors to fix their remuneration.

      The Company expects that representatives of PricewaterhouseCoopers will be present at the Annual General Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions. PricewaterhouseCoopers or its predecessors have examined the financial statements of the Company each year since 1985.

      The Board of Directors recommends a vote FOR the proposal to re-appoint PricewaterhouseCoopers as independent auditors of the Company.

                       BOARD OF DIRECTORS AND COMMITTEES

     Biographical information about each director continuing in office is provided below:

Arthur  I.  Trueger     Mr.  Trueger,  age 53, is the  founder  and a  principal
(Executive Chairman)    shareholder  of London  Pacific  Group  Limited.  He has
                        worked for the  Company for more than 25 years and holds
                        A.B.,  M.A.  and J.D.  degrees  from the  University  of
                        California.

Director continuing in office for a term expiring in 2003:

John Clennett           Mr. Clennett,  age 78, has been a non-executive director
                        since the Company's incorporation in January 1985. He is
                        a director of Ashburton  Replica  Portfolio  Limited and
                        was a director of Ansbacher (Jersey) Limited until 2000.
                        He is a member of the Institute of Chartered Accountants
                        in England and Wales and of the  Chartered  Institute of
                        Management Accountants. Prior to his retirement in 1983,
                        he was Treasurer of the States of Jersey.  Mr.  Clennett
                        is a member of the Audit Committee.


Directors continuing in office for terms expiring between 2004 - 2006:

The Viscount Trenchard  Lord  Trenchard,   age  51,  has  been  a  non-executive
                        director  since August 1999. He is joint Chairman of The
                        Japan  Society,   a  Trustee  of  The  Royal  Air  Force
                        Benevolent  Fund,  a  Director  of AC  European  Finance
                        Limited and Chairman of The Dejima Fund Limited.  He was
                        a director of Robert Fleming and Co. Limited,  or one of
                        its principal subsidiaries,  from 1996 to 2000, where he
                        was   also   head  of   Japanese   Investment   Banking.
                        Previously,  he  was  a  director  of  Kleinwort  Benson
                        Limited from 1986 to 1996, whose Tokyo office he managed
                        for  many  years.  Lord  Trenchard  is a  member  of the
                        Business Development Committee.

Gary L. Wilcox          Dr. Wilcox,  age 55, has been a  non-executive  director
                        since the  Company's  incorporation  in January 1985. He
                        has been  executive Vice President of Operations at ICOS
                        Corporation,  a Washington based biotechnology  company,
                        since 1993. Previously, he was Professor of Microbiology
                        at the University of California,  Los Angeles, from 1974
                        to  1988.  Dr.  Wilcox  is a  member  of the  Audit  and
                        Compensation Committees.


Victor A. Hebert        Mr. Hebert,  age 64, has been a  non-executive  director
Deputy Chairman         since the  Company's  incorporation  in January 1985 and
                        Deputy  Chairman  since  February  1996.  He has  been a
                        senior  member of the law firm Heller,  Ehrman,  White &
                        McAuliffe LLP in San Francisco,  California  since 1969,
                        having  joined  the firm in 1962.  He also  serves  as a
                        director  of  Foster   Wheeler  Ltd.,  an   engineering,
                        construction  and  project  development  company,  as  a
                        director and Secretary to  California & Washington  Co.,
                        and as  Secretary  to Nextest  Systems  Corporation  and
                        Paymap Inc. Mr.  Hebert is a member of the  Compensation
                        Committee.

      One of the above directors is required to retire in each of the years 2004, 2005 and 2006. These retirement dates also assume that no additional directors are appointed, or existing directors resign, during the period. Retiring directors are eligible for re-election.

Meetings of the Board

      The Board of Directors held five meetings during 2001. The Board has three committees: Audit, Compensation and Business Development. Previously, the Board had a Litigation Committee but it was officially dissolved on March 31, 2001, as such a committee was no longer considered necessary. With the exception of the Litigation and Business Development Committees, each of the Committees held meetings during 2001. Director attendance at these meetings averaged 95% during 2001. Each director attended 75% or more of the total number of meetings of the Board and the committees on which he served.

Committees of the Board

Audit Committee

Members: Gary L. Wilcox (Chairman), John Clennett, Harold E. Hughes, Jr.

      The Board of Directors adopted a written charter for the Audit Committee that was included with last year's Proxy Statement. The Audit Committee is responsible for selecting the independent auditors, considering auditors' independence matters, and reviewing the adequacy of the financial reporting process (including reviewing the selection, application and disclosure of critical accounting policies), audit process and internal financial controls. The Audit Committee also reviews the audited financial statements and recommends that they be included in the Company's Annual Report on Form 10-K. The Committee is comprised of three independent directors in accordance with New York Stock Exchange rules. During 2001, the Audit Committee met once.

Compensation Committee

Members: Victor A. Hebert, Gary L. Wilcox

      The Compensation Committee approves all elements of compensation for the Executive Chairman, including bonuses, other than grants of share options. The Committee recommends all grants of share options for the Executive Chairman, executive officers and employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. During 2001, the Compensation Committee met four times.

Litigation Committee

Members: Harold E. Hughes, Jr., Gary L. Wilcox

      The Litigation Committee was established in 1995 for the purpose of dealing generally with all aspects of litigation arising from time to time that may affect the Group. During 2001, the Litigation Committee did not hold any meetings. The Committee was dissolved on March 31, 2001, as the Board determined that such a committee was no longer necessary.

Business Development Committee

Members: Harold E. Hughes, Jr., The Viscount Trenchard

      The Business Development Committee was established on March 31, 2001 for the purpose of dealing generally with all aspects of new business areas, including expanding existing business internationally. Formal committee meetings are not generally held, as individual committee members undertake specific responsibilities for areas of new business development. During 2001, the Business Development Committee did not hold any meetings.


                            DIRECTORS' COMPENSATION

Annual Compensation

      Each director receives an annual fee of $7,500, except for the Executive Chairman who, effective June 30, 2001, no longer receives this fee. The Deputy Chairman receives an additional annual fee of $10,000. Each director on the Audit Committee and Compensation Committee receives an annual fee of $7,500, and each director on the Litigation Committee and Business Development Committee receives an annual fee of $10,000. John Clennett and Lord Trenchard receive an annual fee of $12,500 and $20,000, respectively, for administrative duties performed for the Company in Jersey.

Share Option Plan

      Under The London Pacific Group 1990 Employee Share Option Trust, a non-executive director may be granted options to purchase the Company's Ordinary Shares, generally at an option exercise price equal to the market value of the Ordinary Shares as of the date of the grant. Options expire seven or ten years from the date of grant. Under this plan, no options were granted to non-executive directors during 2001.

      The Executive Chairman makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust in relation to such grants to the non-executive directors.

            INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                 SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information with respect to beneficial ownership of Ordinary Shares as of March 18, 2002 for each person who is known by the Company to own beneficially more than 5% of the Ordinary Shares (including Ordinary Shares underlying ADRs), for directors and executive officers named in the Summary Compensation Table on page 8 of this Proxy Statement, and for all directors and executive officers as a group.

                                                                  Amount and Nature of Ownership (1)
                                           _______________________________________________________________________________
                                                 Number of       Options Exercisable      Total Shares      Percent of
                                                  Ordinary         Within 60 Days         Beneficially      Outstanding
        Name                                    Shares Owned     of March 18, 2002 (2)       Owned        Ordinary Shares
__________________________________________________________________________________________________________________________

Arthur I. Trueger                                19,260,693           6,000,000           25,260,693           39.2%
650 California Street, Suite 2800
San Francisco, California 94108
__________________________________________________________________________________________________________________________
The London Pacific Group
1990 Employee Share
Option Trust (2)(3)                              13,247,181                   -           13,247,181           20.6%
Whiteley Chambers, Don Street
St. Helier, Jersey JE4 9WG
Channel Islands
__________________________________________________________________________________________________________________________
Victor A. Hebert (4)                                 45,000              40,000               85,000               *
__________________________________________________________________________________________________________________________
John Clennett                                         5,450              20,000               25,450               *
__________________________________________________________________________________________________________________________
Harold E. Hughes, Jr.                                     -              60,000               60,000               *
__________________________________________________________________________________________________________________________
The Viscount Trenchard                                    -              40,000               40,000               *
__________________________________________________________________________________________________________________________
Gary L. Wilcox (5)                                   30,000              40,000               70,000               *
__________________________________________________________________________________________________________________________
Ian K. Whitehead                                        400           1,734,000            1,734,400           2.69%
__________________________________________________________________________________________________________________________
All directors and executive
  officers as a group (4)(5)                     19,341,543           7,934,000           27,275,543           42.3%
__________________________________________________________________________________________________________________________

*     Amounts represent less than one percent.

(1) Except as described in footnote (4) below, each director and executive officer has sole voting and investment power with respect to his shares.

(2) The shares underlying the 7,934,000 options exercisable are also included in the 13,247,181 shares held by The London Pacific Group 1990 Employee Share Option Trust.

(3) The Trustees of The London Pacific Group 1990 Employee Share Option Trust are entitled to notice of, and to vote at the Meeting, with each share entitling them to one vote. The Trust has waived its entitlement to dividends on any shares held. Victor A. Hebert, Deputy Chairman and a non-executive director, is one of the four trustees of the Trust.

(4) Share amounts include 40,000 shares held in a pension and profit sharing trust for the benefit of Mr. Hebert over which he has shared voting and investment power. Except for options covering 40,000 shares, share amounts do not include any shares owned by The London Pacific Group 1990 Employee Share Option Trust, of which Mr. Hebert is one of the four trustees, and as to which shares Mr. Hebert disclaims any beneficial interest.

(5)   Share amounts include 20,000 Ordinary Shares and 10,000 ADRs.

                             EXECUTIVE COMPENSATION

      The executive officers of the Company receive annual base salaries and are also eligible for an annual bonus. Mr. Trueger and Mr. Whitehead currently receive base salaries of $800,000 and GBP400,000 (approximately $580,000), respectively. The amount of any annual bonus award to the Executive Chairman is determined by the Compensation Committee of the Board of Directors based on the performance of the Company and its subsidiaries (the "Group"). The amount of any annual bonus award to the Chief Financial Officer is determined by the Executive Chairman.

      The following table sets forth the cash and non-cash compensation paid to the Executive Chairman and the Chief Financial Officer of the Company for the last three fiscal years. The Company has no executive officers other than Mr. Trueger and Mr. Whitehead.


                           Summary Compensation Table

                                                                                       Long-Term
                                           Annual Compensation                        Compensation
                          ___________________________________________________         ____________
                                                                                       Securities
                                                                  Other Annual         Underlying    All Other
      Name and Principal               Salary          Bonus      Compensation (1)      Options    Compensation (2)
          Position        Year           $               $             $                   #             $
_____________________________________________________________________________         ___________  ________________

Arthur I. Trueger         2001          950,000      6,000,000         20,305           2,000,000             0
Executive Chairman        2000        1,000,000      2,250,000         22,255                   0             0
                          1999        1,000,000     20,000,000 (3)     23,285           1,000,000             0
___________________________________________________________________________________________________________________
Ian K. Whitehead          2001          699,892              0              0             200,000        96,668
Chief Financial           2000          615,121        298,000        186,807                   0        67,460
 Officer                  1999          545,833        200,000         25,000                   0        64,868
___________________________________________________________________________________________________________________

(1) Amounts include directors fees, life insurance, vacation payouts and relocation costs.

(2) Amounts represent realized appreciation in the Group's deferred compensation plan and pension plan contributions. The amount for 2001 includes $44,738 related to the deferred compensation plan and $51,930 in pension plan contributions.

(3) Approximately 73% of this bonus was paid by a distribution, at market value, of certain listed equity securities owned by the Group.

Employment Agreement with the Chief Financial Officer

      Mr. Whitehead joined the Company in September 1990 as Chief Financial Officer. His employment is terminable either by the Company on twelve (12) months written notice or by Mr. Whitehead on six (6) months written notice.

      The base salary of the Chief Financial Officer is reviewed annually by the Executive Chairman who takes into account the performance of the Group and the contribution made by the Chief Financial Officer to the Group during the previous twelve months. Bonus awards are also determined by the Executive Chairman.

      The number of share options held by the Chief Financial Officer is reviewed annually by the Executive Chairman. Additional share option grants to the Chief Financial Officer are recommended by the Executive Chairman, at his discretion, to the Compensation Committee, which makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust.

Pension Plan

      The Group has a defined contribution plan for the Chief Financial Officer. This plan was established in 2000, with $51,930 contributed during the year ended December 31, 2001.

Share Option Grants and Exercises

      Share options may be granted to the Executive Chairman under The London Pacific Group 1990 Employee Share Option Trust. The Compensation Committee of the Board of Directors considers the responsibilities and performance of the Executive Chairman and the performance of the Group when determining the number of options to be recommended to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. The Trust may grant share options to other officers and employees, following recommendations from the Executive Chairman to the Compensation Committee, which, if concurring, makes recommendations to the trustees of the Trust. The objectives of this plan include retaining the best personnel and providing for additional performance incentives.

      Grants to the Executive Chairman are fully vested on the date of grant and expire seven or ten years from the date of the grant.

      Grants to the Chief Financial Officer and other employees are exercisable generally in four equal installments beginning one year from the date of the grant, subject to employment continuation, and expire seven or ten years from the date of the grant.

      The following table summarizes option grants during 2001 under The London Pacific Group 1990 Employee Share Option Trust to the Executive Chairman and the Chief Financial Officer.

                             Option Grants in 2001

                          Number of      Percent of
                          Securities   Total Options
                          Underlying     Granted to               Market Price
                           Options      Employees in  Exercise     on Date of                              Present Value on
     Name                 Granted (1)      2001         Price         Grant             Expiration Date    Date of Grant (2)
                              #                           $             $                                        $
__________________________________________________________________________________________________________________________


Arthur I. Trueger         2,000,000         83.8%         5.40            5.40            5/17/2011           4,755,200
__________________________________________________________________________________________________________________________
Ian K. Whitehead            200,000          8.4%         2.46            5.11            3/20/2011             571,300
__________________________________________________________________________________________________________________________

(1) Mr. Trueger's and Mr. Whitehead's options were granted on May 18, 2001 and March 21, 2001, respectively. All options became exercisable immediately on the grant date.

      The options granted to Mr. Whitehead were a replacement for options that had an average exercise price of $2.46 and that had expired in December 2000 and February 2001. 1,000,000 of the options granted to Mr. Trueger were a replacement for options that had expired in February 2001, however, the exercise price of the replacement options was set at the market price of the underlying shares on the date of grant.

(2) A Black-Scholes model was used to calculate the present value of the options on the date of grant. The following assumptions were used to estimate the value of the options: a five-year expected life of the options; a dividend yield of 0% (as the Company has paid a constant dividend amount, a deduction to the share price was made in the amount of the net present value of the dividend and the dividend yield in the option pricing model was set to zero); expected volatility for the Company's stock of 76%; and a risk-free rate of return of 5.09%.

      The following table summarizes option exercises during 2001 under The London Pacific Group 1990 Employee Share Option Trust by the named executive officers and the value of the share options held by them as of December 31,2001.

                    Aggregated Option Exercises in 2001 and
                        December 31, 2001 Option Values

                                                               Number of               Value of
                                                          Securities Underlying   Unexercised In-the-
                                                          Unexercised Options as   Money Options as
                                                           of December 31, 2001  of December 31, 2001 (1)
                        Shares Acquired                        Exercisable/          Exercisable/
        Name              On Exercise      Value Realized      Unexercisable         Unexercisable
                                #                $                  #                       $
______________________________________________________________________________________________________

Arthur I. Trueger                   0                 0         6,000,000 /nil          256,426 /nil
______________________________________________________________________________________________________
Ian K. Whitehead                    0                 0     1,863,000 /171,000     1,330,330 /70,110
______________________________________________________________________________________________________

(1) Based on the closing price of the Company's Ordinary Shares on December 31, 2001 (GBP2.60 at an exchange rate of 1.46).

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The Company's Compensation Committee of the Board of Directors (the "Committee") is comprised of two non-executive directors, Victor A. Hebert and Gary L. Wilcox, and is responsible for approving and reporting to the Board of Directors the compensation of the Executive Chairman of the Company, including base salary and bonus. The Compensation Committee is also responsible for recommending share option grants for the Executive Chairman, the Chief Financial Officer and for certain other employees of the Company or its subsidiaries to the Trustees of The London Pacific Group 1990 Employee Share Option Trust, and for reviewing the Company's general compensation strategy.

Compensation Philosophy and Objectives

      It is the philosophy of the Committee and the Company that in order to meet the Company's goal of increasing long-term shareholder value, the Company must develop and maintain a compensation program that (i) attracts, motivates and retains qualified executives and (ii) aligns the financial rewards of the Company's management with those of the Company's shareholders.

      Compensation for the Company's executive officers includes salary and generally an annual bonus award. All executive officers hold share options, but share options are not necessarily granted every year. In establishing the level of compensation for each executive officer, the Committee (in the case of the Executive Chairman) and/or the Executive Chairman (in the case of the Chief Financial Officer) consider many factors, with the primary factor being the Company's operating performance and financial position. Other factors include the executive officer's contribution to the advancement of the Company's operating performance and financial position, strategic accomplishments such as the development of new customers or new services and products, the development of the Company's senior management team and the executive officer's seniority. The Committee also takes into consideration the compensation levels of senior executives of comparably sized, publicly held, diversified financial services companies.

      The Committee believes that the best interests of shareholders and executives will be clearly aligned by providing executives and employees an opportunity to increase their ownership in the Company. The Committee reviews the recommendations made by management for the award of share option grants to executives and employees and, if concurring, the Committee then recommends all grants of share options for executive officers and employees to the Trustees of the London Pacific Group 1990 Employee Share Option Trust.

Compensation for the Executive Chairman

      The base salary for the Executive Chairman is reviewed annually. The Executive Chairman is also eligible for an annual bonus award, which may be paid in either cash or shares of listed equity securities held by the Group.

      As set forth under the "Summary Compensation Table" above, the Executive Chairman received total compensation of $6,970,305 in fiscal 2001, including base salary of $950,000 and a bonus of $6,000,000. In addition during 2001, the Executive Chairman was granted options to purchase 2,000,000 Ordinary Shares. This compensation is based upon the Committee's qualitative analysis of the criteria set forth above in the second paragraph under the heading "Compensation Philosophy and Objectives." In addition, the Committee considered the Executive Chairman's contributions in developing and implementing the strategic focus of the Company and successful investment in high technology ventures.


                             COMPENSATION COMMITTEE
                                Victor A. Hebert
                                 Gary L. Wilcox

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with the Company's management and with the Company's independent auditors, PricewaterhouseCoopers. The Audit Committee has discussed with PricewaterhouseCoopers the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with PricewaterhouseCoopers its independence. The Audit Committee has considered and believes that the performance of services related to "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers.

      For the year ended December 31, 2001, PricewaterhouseCoopers billed or will bill the Company for the following fees:

     Audit and Quarterly Review Fees (estimated)                   $923,000
     Financial Information Systems Design and Implementation Fees    $5,715
     All Other Fees (primarily for tax services)                   $199,334

      Based on the Audit Committee's review and discussions above, the Audit Committee recommends to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.


                                AUDIT COMMITTEE
                           Gary L. Wilcox (Chairman)
                                 John Clennett
                             Harold E. Hughes, Jr.

                               SHARE PERFORMANCE

      The graph presented below compares the yearly change in the Company's cumulative total return on ADRs for the five years ended December 31, 2001, with the cumulative total returns of the S&P 500 Index and the S&P Insurance Index. The comparison assumes $100 was invested on December 31, 1996 in each of the Company ADRs, the stocks included in the S&P 500 Index, and the stocks included in the S&P Insurance Index. It also assumes reinvestment of all dividends.

                Comparison of Five-Year Cumulative Total Return

                                    [CHART]

                               1996      1997      1998      1999      2000      2001
London Pacific Group Limited   $100.00   $ 91.49   $102.88   $310.49   $263.66   $145.29
S&P 500 Index                  $100.00   $133.10   $170.82   $206.50   $187.85   $165.59
S&P Insurance Index            $100.00   $145.84   $150.69   $156.13   $216.10   $186.28


            OTHER INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Related Transactions

      The Company paid legal fees of $60,000 during 2001 to a law firm of which one of its directors, Victor A. Hebert, is a member.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee for 2001 were Victor A. Hebert and Gary L. Wilcox, neither of whom have ever been an executive officer or employee of the Company.

      Victor A. Hebert is a senior member of the law firm Heller, Ehrman, White & McAuliffe LLP in San Francisco, California. The Company retains this law firm from time to time as legal counsel on various matters.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and related regulations require the Company's directors, executive officers, and anyone holding more than 10% of the Company's Ordinary Shares to report their initial ownership of the Company's Ordinary Shares and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. The Company is required to disclose in this Proxy Statement the failure of any reporting person to file these reports when due. To the Company's knowledge, based solely on its review of copies of such reports received by the Company, the Company believes that during the year 2001, all reporting persons of the Company satisfied these filing requirements.

                                 OTHER MATTERS

      The Company knows of no other matters to be presented at the Annual General Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the Meeting, the persons named as proxies will have discretionary authority to vote the shares underlying the ADRs represented by the accompanying proxy in accordance with their own judgement.

                             ADDITIONAL INFORMATION

Shareholder Proposals for 2003 Annual General Meeting

      ADR holders are entitled to present proposals for action at a forthcoming meeting of shareholders if they comply with the requirements of the Securities and Exchange Commission's proxy rules. Any proposals intended to be presented at the 2003 Annual General Meeting of Shareholders of London Pacific Group Limited must be received at the Company's registered office in Jersey, Channel Islands on or before December 16, 2002 in order to be considered for inclusion in the Company's proxy materials relating to such meeting.

Availability of Annual Report on Form 10-K

      A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission, will be furnished without charge to ADR holders upon receipt by the Company of a request addressed to:

        Ronald W. Green, Secretary
        London Pacific Group Limited
        Minden House, 6 Minden Place
        St. Helier, Jersey JE2 4WQ
        Channel Islands

      The enclosed form of proxy has been prepared at the direction of the Company, of which you are an ADR holder, and is sent to you at the request of the Board of Directors.

LONDON PACIFIC GROUP LIMITED
By Order of the Board of Directors,


Ronald W. Green
Secretary


St. Helier
Jersey, Channel Islands

April 15, 2002